GOLDMAN SACHS TRUST

Goldman Sachs Structured International Equity Funds

Class A, Class B, Class C, Institutional, Service,

Class IR and Class R Shares (as applicable)

of the

Goldman Sachs Structured Emerging Markets Equity Fund

Goldman Sachs Structured International Equity Fund

Goldman Sachs Structured International Small Cap Fund

(the “Funds”)

Supplement dated April 23, 2013 to the

Prospectus and Summary Prospectuses dated February 28, 2013

The Board of Trustees of the Goldman Sachs Trust has approved a change in each Fund’s name, as outlined below, with such changes taking effect after the close of business on May 3, 2013. Accordingly, effective as of that time, all references in the Prospectus and Summary Prospectuses are hereby changed as follows:

Current Fund Name and Shortened Version	New Fund Name and Shortened Version
Goldman Sachs Structured Emerging Markets Equity Fund Structured Emerging Markets Equity Fund	Goldman Sachs Emerging Markets Equity Insights Fund Emerging Markets Equity Insights Fund
Goldman Sachs Structured International Equity Fund Structured International Equity Fund	Goldman Sachs International Equity Insights Fund International Equity Insights Fund
Goldman Sachs Structured International Small Cap Fund Structured International Small Cap Fund	Goldman Sachs International Small Cap Insights Fund International Small Cap Insights Fund

This Supplement should be retained with your Prospectus or Summary Prospectus for future reference.

INTEQNAMSTK 04-13